Investor Update First Quarter 2018 | May 1, 2018 Exhibit 99.2

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Perley McBride Executive Vice President & Chief Financial Officer

Business Update Total Revenue Sequential growth in Consumer revenue Consumer customer churn of 1.94% improved sequentially Consumer ARPC of $86.21 reflects improved product mix and better base management Commercial revenue of $974 million driven by decline in SME and stable carrier/wholesale Commercial customers of 441,000 $2.2B $20M $908M $1.6B $350M Net Income Adjusted EBITDA* of 2nd Lien Secured notes issued Improved maturity profile in annualized cost synergies expected by end of Q2 2018 * Adjusted EBITDA is a non-GAAP measure - see Appendix for its calculation

Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 CTF Broadband and Video Services CTF Gross Adds CTF Net Adds* CTF Churn FiOS® Broadband Video (excl. Dish®) Copper Broadband CTF FiOS® Broadband Churn *Net adds in thousands Positive CTF FiOS® Broadband net adds Three consecutive quarters of normal CTF FiOS gross adds Continued improvement in Copper Broadband net adds Initiatives in place to improve churn

Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Legacy Broadband and Video Services Broadband Video (excl. Dish®) Broadband Churn *Net adds in thousands First sequential improvement in broadband net adds in 5 quarters Broadband churn improved sequentially again in Q1 Focus on underpenetrated opportunities in upgraded areas Legacy Gross Adds Legacy Net Adds* Legacy Churn

Consumer Broadband and Video Services Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Gross Adds Net Adds* Churn *Net adds in thousands Fiber Broadband Video (excl. Dish®) Copper Broadband Consumer Broadband net adds improved sequentially by 19K Positive Fiber Broadband net adds Initiatives in place to improve churn

Operational Improvements Repair Tickets Dispatch Volume Repair Tickets Commitments Met % New Service Orders Commitments Met % New Service Orders to Repair Tickets Ratio Increased Capacity for New Service Orders Better Meeting Customer Expectations More Success in Capturing New Customers Decrease in Repair Tickets © 2018 Frontier Communications Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018

Progress on Initiatives Initiative Status Fiber Markets Strong Progress CTF FiOS – Gross Adds Achieved CTF FiOS – Churn Good Progress; More to Come Copper Markets In Process Legacy – Gross Adds In Process Legacy – Churn Strong Progress Commercial In Process Field Operations Strong Progress Call Center Good Progress; More to Come Customer Technical Support Good Progress; More to Come Self Service In Process Engineering & Network Good Progress; More to Come Cost Optimization Strong Discipline in Place Progress Consumer Good Progress; More to Come ü ü ü ü ü ü ü ü ü ü ü ü ü ü ü

2 Agenda 1 Strategic and Operational Review Daniel McCarthy President & Chief Executive Officer Financial Review Perley McBride Executive Vice President & Chief Financial Officer

Key Financial Highlights ASC 605 ASC 606  ($ in Millions) Q4 2017 Q1 2018 Q1 2018 Total Revenue $2,217 $2,193 $2,199 Customer $2,027 $2,006 $2,102 Regulatory $190 $187 $97 Net Income (Loss) ($1,029) $14 $20 Net Cash provided from Operating Activities $665 $242 $251 Adjusted Operating Expenses* $1,298 $1,292 $1,291 Adjusted EBITDA* $919 $901 $908 Adjusted EBITDA Margin* 41.5% 41.1% 41.3% CapEx (excl. Integration) $308 $288 $297 LTM Operating Free Cash Flow* $662 $632 $632 * Adjusted Operating Expenses, Adjusted EBITDA, Adjusted EBITDA Margin and Operating Free Cash Flow are non-GAAP measures - see Appendix for their calculations Revenue trend improvement continued Solid expense management even with seasonal headwind Adjusted EBITDA margin exceeded 40% target despite expense headwind

Product & Customer Revenue ASC 605 ASC 606  ($ in Millions) Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2018 Data & Internet Services* $968 $959 $956 $939 $942 $985 Voice Services 751 724 702 687 670 702 Video Services 347 329 318 310 309 280 Other 68 79 84 91 85 135 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $2,102 Consumer $1,164 $1,124 $1,102 $1,086 $1,089 $1,128 Commercial 995 982 958 941 917 974 Commercial Excl. Partnerships* 970 967 958 941 917 974 Total Customer Revenue* $2,134 $2,091 $2,060 $2,027 $2,006 $2,102 Data & Internet services revenue increased sequentially Video services revenue stable sequentially Consumer revenue increased sequentially Continued emphasis on Commercial improvement Carrier/Wholesale revenue stable sequentially SME revenue declined sequentially *Excludes Frontier Secure Strategic Partnerships revenue

605 to 606 Bridge ***Footnote ASC 605 ASC 606  ($ in Millions, except ARPC) Q4 2017 Q1 2018 Q1 2018 Consumer $1,086 $1,089 $1,128 Commercial 941 917 974 Subsidiary and other regulatory revenue 190 187 97 Total Revenue $2,217 $2,193 $2,199 Data & internet services $939 $942 $985 Voice services 687 670 702 Video services 310 309 280 Other 91 85 135 Total Customer Revenue 2,027 2,006 2,102 Subsidiary and other regulatory revenue 190 187 97 Total Revenue $2,217 $2,193 $2,199 Net Income (Loss) ($1,029) $14 $20 Adjusted EBITDA* $919 $901 $908 Adjusted EBITDA Margin* 41.5% 41.1% 41.3% ARPC $81.61 $83.26 $86.21 * Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures - see Appendix for their calculations Changes are not material to total revenue, net income and Adjusted EBITDA Revenue from USF and switched access transitioned from Regulatory to Customer Other changes primarily relate to reallocations of bundle packages and contract acquisition costs

Consumer ARPC ***Footnote 4.6M 4.4M 4.3M 4.5M 4.7M Customers 4.3M 4.9M Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q1 2018 ASC605 ASC606 Churn ARPC Consumer ARPC reflects base management initiatives Solid churn trends continue

Capital Spending Update

Frontier COMMUNICATIONS

CapEx

Q1'18	2018 GUIDANCE
$297M SPEND	$1.0B–$1.15B

Growth initiatives comprise more than

70%

of Q1 2018 capital spending

- Continuing next-generation network investments with the introduction of an **SD-WAN product offering and XGS-PON deployments**
- Continuing automation initiatives driven by the **PEGA platform to enhance customer care, reduce costs, and enable efficiencies**

PROJECTS UNDERWAY

- **Building FTTH to > 17K rural HHs** with NY State funding
- **Fixed wireless broadband** available for approximately 30k HHs

CAF II

- Frontier is on track with CAF II deployment with **three states already exceeding the year-end threshold** of 60% broadband coverage of eligible locations as of March 2018
- Enabled broadband to **~357K locations** in CAF II–eligible areas

© 2018 Frontier Communications
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Capital Structure Addressed Result January:Amended Credit Facilities to increase financial flexibility March:Issued $1.6B 2nd lien notes due 2026 and repurchased $1.65B 2020 & 2021 senior unsecured notes Cleared runway to 2022 Addressed 2020 and 2021 springing maturities Manageable near-term senior unsecured profile relative to 2018 operating free cash flow guidance of $800M $ in Millions Priority remains execution of operational improvements 2018 2019 2020 2021 2018 Operating FCF Guidance Senior Unsecured Bond Maturities See Appendix for additional information

Operating Free Cash Flow * Operating Free Cash Flow is a non-GAAP measure - see Appendix for its calculation Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Trailing 12 Months Operating Free Cash Flow ($ in Millions)

Guidance

Adjusted EBITDA*	Capital Expenditures	Cash Taxes	Cash Pension/ OPEB	Cash Interest Expense	Operating Free Cash Flow*
~$3.6B	$1.0- $1.15B	<$25M	~$150M	~$1.5B	~$800M

Guidance for 2018 remains unchanged

* Adjusted EBITDA and Operating free cash flow are non-GAAP measures - see Appendix for their calculations

© 2018 Frontier Communications
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Appendix

Safe Harbor Statement Forward-looking Language This presentation contains "forward-looking statements," related to future, not past, events. Forward-looking statements express management’s expectations regarding Frontier’s future business, financial performance, and financial condition, and contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "may," "will," "would," or "target." Forward-looking statements by their nature address matters that are, to different degrees, uncertain. For Frontier, particular uncertainties that could cause actual results to be materially different than those expressed in such forward-looking statements include: competition from cable, wireless and wireline carriers, satellite, and OTT companies, and the risk that Frontier will not respond on a timely or profitable basis; Frontier’s ability to successfully adjust to changes in the communications industry, including the effects of technological changes and competition on its capital expenditures, products and service offerings; Frontier’s ability to implement organizational structure changes; risks related to the operation of Frontier’s properties and ability to retain or attract new customers; Frontier’s ability to realize anticipated cost savings and meet commitments made in connection with the Verizon acquisition; reductions in revenue from voice customers that Frontier cannot offset with increases in revenue from broadband and video subscribers and sales of other products and services; Frontier’s ability to maintain relationships with customers, employees or suppliers; Frontier’s ability to attract/retain key talent; the effects of governmental legislation and regulation on Frontier’s business; the impact of regulatory, investigative and legal proceedings and legal compliance risks; government infrastructure projects that impact capital expenditures; continued reductions in switched access revenue as a result of regulation, competition or technology substitutions; the effects of changes in the availability of federal and state universal service funding or other subsidies to Frontier and its competitors; Frontier’s ability to meet its remaining CAF II broadband buildout obligations on a timely basis; Frontier’s ability to effectively manage service quality and meet mandated service quality metrics; Frontier’s ability to successfully introduce new product offerings; the effects of changes in accounting policies or practices, including potential future impairment charges with respect to intangible assets; Frontier’s ability to effectively manage its operations, operating expenses, capital expenditures, debt service requirements and cash paid for income taxes and liquidity; the effects of changes in both general and local economic conditions in the markets that Frontier serves; the effects of increased medical expenses and pension and postemployment expenses; the effects of changes in income tax rates, tax laws, regulations or rulings, or federal or state tax assessments; Frontier’s ability to successfully renegotiate union contracts; changes in pension plan assumptions, interest rates, discount rates, regulatory rules and/or the value of Frontier’s pension plan assets, which could require Frontier to make increased contributions to its pension plans; adverse changes in the credit markets; adverse changes in the ratings given to Frontier’s debt securities by nationally accredited ratings organizations; the availability and cost of financing in the credit markets; covenants in Frontier’s indentures and credit agreements that may limit Frontier’s operational and financial flexibility as well as its ability to access the capital markets in the future; the effects of state regulatory cash management practices that could limit Frontier’s ability to transfer cash among its subsidiaries or dividend funds up to the parent company; the effects of severe weather events or other natural or man-made disasters, which may increase operating expenses or adversely impact customer revenue; the impact of potential information technology or data security breaches or other disruptions; and the risks and other factors contained in Frontier’s filings with the U.S. Securities and Exchange Commission, including its reports on Forms 10-K and 10-Q. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. Frontier has no obligation to update or revise these forward-looking statements and does not undertake to do so.

Non-GAAP Financial Measures Frontier uses certain non-GAAP financial measures in evaluating its performance, including EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, operating free cash flow, and adjusted operating expenses, each of which is described below. Management uses these non-GAAP financial measures internally to (i) assist in analyzing Frontier's underlying financial performance from period to period, (ii) analyze and evaluate strategic and operational decisions, (iii) establish criteria for compensation decisions, and (iv) assist in the understanding of Frontier's ability to generate cash flow and, as a result, to plan for future capital and operational decisions. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding Frontier’s financial condition and results of operations because these measures, when used in conjunction with related GAAP financial measures (i) provide a more comprehensive view of Frontier’s core operations and ability to generate cash flow, (ii) provide investors with the financial analytical framework upon which management bases financial, operational, compensation, and planning decisions and (iii) present measurements that investors and rating agencies have indicated to management are useful to them in assessing Frontier and its results of operations. A reconciliation of these measures to the most comparable financial measures calculated and presented in accordance with GAAP is included in the accompanying tables. These non-GAAP financial measures are not measures of financial performance or liquidity under GAAP, nor are they alternatives to GAAP measures and they may not be comparable to similarly titled measures of other companies. EBITDA is defined as net income (loss) less income tax expense (benefit), interest expense, investment and other income, pension settlement costs, gains/losses on extinguishment of debt, and depreciation and amortization. EBITDA margin is calculated by dividing EBITDA by total revenue. Adjusted EBITDA is defined as EBITDA, as described above, adjusted to exclude acquisition and integration costs, certain pension/OPEB expenses, restructuring costs and other charges, stock-based compensation expense, goodwill impairment charges, and certain other non-recurring items (e.g., storm-related costs and work stoppage costs). Adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue. Management uses EBITDA, EBITDA margin, adjusted EBITDA and adjusted EBITDA margin to assist it in comparing performance from period to period and as measures of operational performance. Management believes that these non-GAAP measures provide useful information for investors in evaluating Frontier’s operational performance from period to period because they exclude depreciation and amortization expenses related to investments made in prior periods and are determined without regard to capital structure or investment activities. By excluding capital expenditures, debt repayments and dividends, among other factors, these non-GAAP financial measures have certain shortcomings. Management compensates for these shortcomings by utilizing these non-GAAP financial measures in conjunction with the comparable GAAP financial measures. Adjusted net income (loss) attributable to Frontier common shareholders is defined as net income (loss) attributable to Frontier common shareholders and excludes acquisition and integration costs, restructuring costs and other charges, pension settlement costs, goodwill impairment charges, certain income tax items and the income tax effect of these items, and certain non-recurring items (e.g., storm-related costs and work stoppage costs). Adjusting for these items allows investors to better understand and analyze Frontier’s financial performance over the periods presented. Management defines operating free cash flow, a non-GAAP measure, as net cash provided from operating activities less capital expenditures. Management uses operating free cash flow to assist it in comparing liquidity from period to period and to obtain a more comprehensive view of Frontier’s core operations and ability to generate cash flow. Management believes that this non-GAAP measure is useful to investors in evaluating cash available to service debt and pay dividends. This non-GAAP financial measure has certain shortcomings; it does not represent the residual cash flow available for discretionary expenditures, as items such as debt repayments and stock dividends are not deducted in determining such measure. Management compensates for these shortcomings by utilizing this non-GAAP financial measure in conjunction with the comparable GAAP financial measure. Adjusted operating expenses is defined as operating expenses adjusted to exclude depreciation and amortization, acquisition and integration costs, goodwill impairment charges, certain pension/OPEB expenses, stock-based compensation expense, one-time storm-related and work stoppage costs, and restructuring costs and other charges. Investors have indicated that this non-GAAP measure is useful in evaluating Frontier’s performance. The information in this presentation should be read in conjunction with the financial statements and footnotes contained in Frontier’s documents filed with the U.S. Securities and Exchange Commission.

Debt Maturity Profile 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031+ $4,514 $2,153 $1,603 $1,364 $500 $547 $866 $1,603 $436 $804 $614 $2,703 $14 $50 Unsecured Debt Secured Debt Revolving Credit Facility Debt Maturities as of March 31, 2018 ($ in Millions)

Non-GAAP Financial Measures For the Quarter Ended  ($ in Millions) March 31, 2018 December 31, 2017 March 31, 2017 Net Income (Loss) $20 ($1,029) ($75) Add back (Subtract): Income Tax Expense (Benefit) 13 (1,103) (39) Interest Expense 374 377 388 Investment and Other (Income) Loss, Net (8) 3 - Pension Settlement Costs - 6 43 Gain on Extinguishment of Debt and Debt Exchanges (33) (1) - Operating Income 366 (1,747) 317 Depreciation and Amortization 505 514 579 EBITDA $871 ($1,233) $896 Add back: Acquisition and Integration Costs - 10 2 Pension/OPEB Expense 22 20 22 Restructuring Costs and Other Charges 4 27 12 Stock-based Compensation Expense 4 4 3 Storm-related Costs - 13 - Work Stoppage Costs 7 - - Goodwill Impairment - 2,078 - Adjusted EBITDA $908 $919 $935 EBITDA Margin 39.6% (55.6%) 38.0% Adjusted EBITDA Margin 41.3% 41.5% 39.7%

Non-GAAP Financial Measures For the Quarter Ended  ($ in Millions) March 31, 2018 December 31, 2017 March 31, 2017 Total Operating Expenses $1,833 $3,9641 $2,0391 Subtract: Depreciation and Amortization 505 514 579 Goodwill Impairment - 2,078 - Acquisition and Integration Costs - 10 2 Pension/OPEB Expense 22 201 221 Restructuring Costs and Other Charges 4 27 12 Stock-based Compensation Expense 4 4 3 Storm-related Costs - 13 - Work Stoppage Costs 7 - - Adjusted Operating Expenses $1,291 $1,298 $1,421 (1) Effective January 1, 2018, Frontier adopted ASU 2017-07, “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.” The standard requires certain benefit costs to be reclassified from operating expenses to non-operating expenses. This change in policy was applied using a retrospective approach and accordingly we have reclassified $1 million and $3 million of net operating expenses as non-operating expense for the three months ended December 31, 2017 and March 31, 2017, respectively. Additional pension settlement costs of $6 million and $43 million for the three months ended December 31, 2017 and March 31, 2017 were reclassified from operating expense to non-operating expense.

Non-GAAP Financial Measures For the Quarter Ended  ($ in Millions) March 31, 2017 June 30, 2017 Sept. 30, 2017 Dec. 31, 2017 March 31, 2018 Net Cash Provided from Operating Activities $300 $529 $356 $665 $251 Add Back (Subtract): Capital Expenditures – Business Operations (315) (263) (268) (308) (297) Capital Expenditures – Integration (1) (4) (14) (15) - Operating Free Cash Flow ($16) $262 $74 $342 ($46) Trailing Twelve Months Ended  ($ in Millions) March 31, 2017 June 30, 2017 Sept. 30, 2017 Dec. 31, 2017 March 31, 2018 Net Cash Provided from Operating Activities $2,028 $1,864 $1,899 $1,850 $1,801 Add Back (Subtract): Capital Expenditures – Business Operations (1,367) (1,280) (1,145) (1,154) (1,136) Capital Expenditures – Integration (91) (59) (62) (34) (33) Operating Free Cash Flow $570 $525 $692 $662 $632

Commercial Broadband Services Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Gross Adds Net Adds* Churn *Net adds in thousands Wholesale Broadband Retail Broadband